Exhibit 10.37

CONFORMED COPY

AMENDMENT NO. 1 dated as of January 30, 2006 (this “Amendment”), amending (a) the AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 10, 2004 (the “Credit Agreement”) among Host Marriott, L.P., a Delaware limited partnership (the “U.S. Borrower”), each Canadian Revolving Loan Borrower party thereto (together with the U.S. Borrower, the “Borrowers”), the Lenders party thereto (the “Lenders”), the agents named therein, and Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the “Administrative Agent”), and (b) the PLEDGE AND SECURITY AGREEMENT (as defined in the Credit Agreement) (the “Pledge Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into the Credit Agreement and the Collateral Agent and the pledgors named therein have entered into the Pledge Agreement;

WHEREAS, the U.S. Borrower has requested certain amendments to the Credit Agreement and the Pledge Agreement; and

WHEREAS, the Required Lenders and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend certain provisions of (a) the Credit Agreement (the Credit Agreement, after giving effect to the amendments contained herein, being referred to as the “Amended Credit Agreement”) and (b) the Pledge Agreement (after giving effect to the amendments contained herein, being referred to as the “Amended Pledge Agreement”);

NOW, THEREFORE, the undersigned agree as follows:

ARTICLE I.

AMENDMENTS TO CREDIT AGREEMENT

SECTION 1.1. Effective on the Amendment No. 1 Effective Date (as such term is defined in Section 2.1), the Credit Agreement and Pledge Agreement are hereby modified on the Initial Starwood Acquisition Closing Date (as defined in Section 1.2) in accordance with this Article I.

SECTION 1.2. Section 1.01 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:

“Bridge Lender Creditors” shall mean the lenders and agents party from time to time to the Bridge Loan Documents, including their successors and assigns.

“Bridge Loan Agreement” shall mean the agreement to be entered into among the U.S. Borrower, the lenders and agents party thereto, and Goldman Sachs Credit Partners L.P., as Administrative Agent, providing Bridge Loans, the proceeds of which will be used to fund, in part, the consummation of all or a portion of the Starwood Acquisition, to redeem all preferred stock (other than the Class A RP Units (as defined in the Starwood Acquisition Agreement) and the preferred stock in the REIT Entities (as defined in the Starwood Acquisition Agreement)), if any, of the Acquired Business (as defined in the Starwood Acquisition Agreement), and to pay fees, commissions and expenses in connection with the Starwood Acquisition.

“Bridge Loan Documents” shall have the meaning given to it in the Bridge Loan Agreement but shall include the Bridge Loan Agreement, any guarantees of any of the obligations thereunder and all documents and agreements executed and delivered by the Borrowers and any of their Subsidiaries in connection with the Bridge Loan Agreement or such guarantees.

“Bridge Loan Obligations” shall mean the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of a Pledgor under the Pledge Agreement (as obligor or guarantor, as the case may be) and each Borrower to the Bridge Lender Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Bridge Loan Agreement and all other Bridge Loan Documents to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Bridge Loan Agreement (if a party thereto) and under any guaranty by it of the obligations under the Bridge Loan Agreement) and the due performance and compliance by such Pledgor with the terms of each Bridge Loan Document.

“Bridge Loans” shall mean the loans (not in excess of $1,670,000,000) under the Bridge Loan Agreement.

“Exchange Note Documents” shall mean the Exchange Notes, the Exchange Note Indenture and any guarantees of the obligations under the Exchange Notes and the Exchange Note Indenture.

“Exchange Note Indenture” shall mean the indenture, if any, entered into by the U.S. Borrower or an affiliate thereof, pursuant to which the Exchange Notes are issued.

“Exchange Noteholders” shall mean the holders from time to time of the Exchange Notes.

“Exchange Notes” shall mean any notes issued by the U.S. Borrower or any affiliate thereof in exchange for up to $150.0 million aggregate principal amount of 7.75% Senior Notes due 2025 of SHC and up to $450.0 million aggregate principal amount of 7.375% Senior Notes due 2015 of SHC.

“Initial Starwood Acquisition Closing Date” shall mean the Closing Date as such term is defined in the Starwood Acquisition Agreement.

“SHC” shall mean Sheraton Holding Corporation, a Nevada corporation.

“SHC Documents” shall mean the SHC Notes, the SHC Indenture and any guarantees of the obligations under the SHC Notes and the SHC Indenture.

“SHC Indenture” shall mean that certain Amended and Restated Indenture, dated as of December 19, 1995, between ITT Corporation (formerly known as ITT Destinations, Inc.), as Issuer, and The First National Bank of Chicago, as Trustee, as supplemented by The First Indenture Supplement, dated as of November 1998 by ITT Corporation, Starwood Hotels & Resorts Worldwide, Inc., as Guarantor, and The Bank of New York, as Trustee (as successor to The First National Bank of Chicago), pursuant to which the SHC Notes are issued, as such agreement may be further amended, supplemented or otherwise modified from time to time.

“SHC Noteholders” shall mean the holders from time to time of the SHC Notes.

“SHC Notes” shall mean the 7.75% Senior Notes due 2025 of SHC and the 7.375% Senior Notes due 2015 of SHC to the extent such notes remain outstanding after the Initial Starwood Acquisition Closing Date.

“Starwood Acquisition” shall mean the acquisition of assets and equity interests by the U.S. Borrower and its Subsidiaries pursuant to the Starwood Acquisition Agreement.

“Starwood Acquisition Agreement” shall mean the Master Agreement and Plan of Merger dated as of November 14, 2005, among HMC, the U.S. Borrower, Horizon Supernova Merger Sub, L.L.C., Horizon SLT Merger Sub L.P., Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, SHC, SLT Realty Limited Partnership and certain other parties listed as Sellers thereunder, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Starwood Tax Indemnity Agreement” shall mean the Tax Sharing and Indemnification Agreement dated as of November 14, 2005 among HMC, the U.S. Borrower, Horizon Supernova Merger Sub, L.L.C., Horizon SLT Merger Sub L.P. Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, SHC, and SLT Realty Limited Partnership, as such agreement may be amended, supplemented or otherwise modified from time to time to the extent such amendments, supplements and modifications do not adversely affect the interests of the Lenders in any material respect.

SECTION 1.3. Section 1.01 of the Credit Agreement is amended by amending and restating the definition of “GAAP” in its entirety to read as follows:

“GAAP” shall mean (A) except as provided in clause (B), generally accepted accounting principles in the United States of America as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are in effect on the Effective Date and consistent with those used in the preparation of the audited consolidated financial statements of the U.S. Borrower and its Subsidiaries referred to in Section 8.05(a); provided, however, all computations made under this Agreement (whether or not such computations specifically reference GAAP) relating to the notional amount of acquired indebtedness or interest expense associated with such indebtedness shall be made without giving effect to any generally accepted accounting principles requiring that such acquired indebtedness be marked to market, and (B) in the case of any computations made under Sections 5.02(b), 9.04, 11.10(b) (other than the computation of the Leverage Ratio) and 11.11(b) (other than the computation of the Leverage Ratio) and any other section of this Agreement referring to computations under such sections means generally accepted accounting principles in the United States of America as in effect as of August 5, 1998, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States of America.

SECTION 1.4. Section 8.09 of the Credit Agreement is amended by inserting the following sentence at the end of such Section:

“Notwithstanding the foregoing, to the extent any of the foregoing representations and warranties relate to any Returns or liabilities or taxes of Subsidiaries to be acquired in the Starwood Acquisition, in lieu of the foregoing representations, either (a) such representations and warranties are true and correct or (b) (i) the Starwood Tax Indemnity Agreement remains in full force and effect, and (ii) the indemnitors thereunder are capable of and are performing their obligations thereunder, or, in the case that such indemnitors are not performing such obligations, the U.S. Borrower or its Subsidiaries, as applicable, have adequate remedies for such non-performance under the Starwood Tax Indemnity Agreement and are diligently pursuing such remedies by appropriate proceedings and the failure of the indemnitors to be currently performing such obligations could not reasonably be expected to have a material adverse change in any of (i) the legality, validity or enforceability of the Credit Documents taken as a whole, (ii) the ability of the U.S. Borrower to repay the Obligations, or (iii) the rights and remedies of the Lenders or the Agents under the Credit Documents.”

SECTION 1.5. Section 8.18 of the Credit Agreement is amended and restated in its entirety to read as follows:

“8.18. Labor Relations. Neither the U.S. Borrower nor any of its Subsidiaries has received written notice that it or any Facility Manager is engaged in any unfair labor practice with respect to any Hotel Property or other Real Property owned or leased by the U.S. Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect. To the best knowledge of each Borrower, there is (i) no unfair labor practice complaint pending or reasonably expected to arise against the U.S. Borrower or any of its Subsidiaries before the National Labor Relations Board and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or reasonably expected to arise against the U.S. Borrower or any of its Subsidiaries, (ii) no strike, labor dispute, slowdown or stoppage that is pending or reasonably expected to arise against the U.S. Borrower or any of its Subsidiaries, and (iii) no union representation question that exists with respect to the employees of the U.S. Borrower or any of its Subsidiaries, in each case with respect to the Hotel Properties and/or other Real Properties owned or leased by the U.S. Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect or as is set forth on Schedule 8.18.”

SECTION 1.6. Section 10.15 of the Credit Agreement is amended by adding the following sentence to the end of Section 10.15(d):

“Notwithstanding the foregoing or any provision of any other Credit Document, following the date that the Bridge Loan Agreement is entered into (i) the Collateral Release Date shall not occur at any time while the Bridge Loans (or any commitments to make Bridge Loans) remain outstanding and (ii) any notice given pursuant to this Section 10.15(d) prior to the date that the Bridge Loan Agreement is entered into shall cease to be effective until the Collateral Release Date is permitted to occur pursuant to the immediately preceding clause (i).”

SECTION 1.7. Section 10.15(a)(2) of the Credit Agreement is amended by (a) replacing the reference to “clause (iv)” in the tenth line of the introductory paragraph thereof with reference to “clause (v)”, (b) renumbering clauses (iii) and (iv) thereof as clauses (iv) and (v), respectively, and (c) inserting the following new clause (iii) immediately following clause (ii) thereof:

“(iii) with respect to clauses (I), (II) and (III) above, the terms of an applicable Requirement of Law prohibit or restrict such Subsidiary from executing a counterpart of the Subsidiaries Guaranty and/or the Pledge and Security Agreement or prohibits or restricts the capital stock or other equity of such Subsidiary from being pledged under the Pledge and Security Agreement (as opposed to restricting or prohibiting the ability of the Collateral Agent to exercise remedies with respect to such pledge); provided, however, that (x) the U.S.

Borrower or the applicable Subsidiary shall have exercised commercially reasonable efforts to provide the pledge and/or guaranty contemplated hereby while complying with such Requirement of Law and (y) the failure to comply with such Requirement of Law would present a risk of material forfeiture or liability for the U.S. Borrower or the applicable Subsidiary or personal liability for any director or officer of the U.S. Borrower or the applicable Subsidiary or the Administrative Agent otherwise determines that compliance with such Requirement of Law is advisable and provided, further, however, that this clause (iii) shall not apply to actions by a Domestic Subsidiary other than the pledge by a Domestic Subsidiary of equity of a Foreign Subsidiary that is restricted by a Requirement of Law other than a Requirement of Law of the United States or any political subdivision thereof;”

SECTION 1.8. Section 14.11 of the Credit Agreement is amended by adding the following clause (d) to the end of such Section:

“the Collateral Agent is authorized without the further consent of any Lender to enter into such amendments, supplements and modifications to the Credit Documents, including the Pledge Agreement, as it shall in its sole discretion deem necessary, desirable or appropriate to (a) include as Secured Creditors the Bridge Lenders, the Exchange Noteholders and the SHC Noteholders and to include as Obligations (as defined in the Pledge Agreement), the Bridge Loan Obligations, the Exchange Note Obligations and the SHC Note Obligations and (b) amend the termination provisions of Section 14.20 of the Pledge Agreement and the definition of “Required Secured Creditors” set forth in Section 4(a) of Annex G to the Pledge Agreement to read as set forth on Exhibit B to Amendment No. 1 to this Agreement and (c) to make other changes to the Pledge Agreement to implement the intent of the foregoing as determined by the Collateral Agent.”

SECTION 1.9. The Schedules to the Credit Agreement are amended by adding a Schedule 8.18 in the form of Exhibit A to this Amendment.

ARTICLE II.

CONDITIONS TO EFFECTIVENESS; FEES

SECTION 2.1. Conditions. This Amendment shall be and become effective on the date (the “Amendment No. 1 Effective Date”) when all of the following shall have occurred but the amendments set forth herein shall apply only from and after the Initial Starwood Acquisition Closing Date:

(a) the Administrative Agent shall have received counterparts of this Amendment, duly executed by and delivered on behalf of the Borrowers and the Required Lenders required under Section 14.11 of the Credit Agreement; and

(b) the representations and warranties set forth in Section 3.1 shall be true and correct.

SECTION 2.2. Fees. On the Amendment No. 1 Effective Date, the U.S. Borrower agrees to pay to each Lender consenting to this Amendment on or before 12:00 p.m., New York time on the Amendment No. 1 Effective Date, an amendment fee equal to 0.05% of the Revolving Loan Commitment of such Lender (the “Amendment Fee”). The U.S. Borrower shall pay the Amendment Fee to the Administrative Agent on the Amendment No. 1 Effective Date for the benefit of such consenting Lenders. Failure to pay the Amendment Fee by such date will revoke the effectiveness of this Amendment.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

SECTION 3.1. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender, as of the Amendment No. 1 Effective Date, as follows:

(a) no Default or Event of Default has occurred and is continuing; and

(b) this Amendment has been duly authorized, executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

(c) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as though made on the Amendment No. 1 Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

ARTICLE IV.

MISCELLANEOUS

SECTION 4.1. Full Force and Effect; Limited Amendment and Waiver. Except as expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Credit Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to, consent to, waiver of or modification of any other term or provision of the Credit Agreement or any other Credit Document or of any transaction or further or future action which would require the consent of the Lenders under the Credit Agreement.

SECTION 4.2. Release of Claims and Waiver. Each Borrower hereby releases, remises, acquits and forever discharges each Lender and the Administrative Agent and each of their employees, agents, representative, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to the Credit Agreement or the other Credit Documents (collectively, the “Released Matters”). Each Borrower hereby acknowledges that the agreements in this Section 4.2 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Borrower hereby represents and warrants to each Lender and the Administrative Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SECTION 4.3. Credit Document Pursuant to Credit Agreement. This Amendment is executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the Amendment No. 1 Effective Date, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement.

SECTION 4.4. Fees and Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, whether or not this Amendment becomes effective.

SECTION 4.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 4.6. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 4.7. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 4.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.9. Severability. Any provision of this Amendment held to be invalid, illegal, ineffective or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, ineffectiveness or unenforceability without affecting the validity, legality, effectiveness and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 4.10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

HOST MARRIOTT, L.P.

By:	Host Marriott Corporation,
its General Partner

	By:	/s/ Gregory J. Larson
	Name:	Gregory J. Larson
	Title:	Senior Vice President and Treasurer

CALGARY CHARLOTTE PARTNERSHIP

By:	HMC Charlotte (Calgary) Company and HMC
Grace (Calgary) Company, its General Partners

HMC TORONTO AIR COMPANY
HMC TORONTO EC COMPANY
HMC AP CANADA COMPANY

By:	/s/ Gregory J. Larson
Name:	Gregory J. Larson
Title:	Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent and Collateral Agent

By:	/s/ James Rolison
Name:	James Rolison
Title:	Director

By:	/s/ Linda Wang
Name:	Linda Wang
Title:	Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Lesa J. Butler
Name:	Lesa J. Butler
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

CITICORP NORTH AMERICA, INC.

By:	/s/ Jeanne M. Craig
Name:	Jeanne M. Craig
Title:	Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

SOCIÉTÉ GÉNÉRALE

By:	/s/ Michael P. Sassos
Name:	Michael P. Sassos
Title:	Director

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

CALYON NEW YORK BRANCH

By:	/s/ Jan Hazelton
Name:	Jan Hazelton
Title:	Director

By:	/s/ Joseph A. Asciolla
Name:	Joseph A. Asciolla
Title:	Managing Director

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

THE BANK OF NEW YORK

By:	/s/ Rick Laudisi
Name:	Rick Laudisi
Title:	Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

BEAR STEARNS CORPORATE LENDING INC.

By:	/s/ Victor F. Bulzacchelli
Name:	Victor F. Bulzacchelli
Title:	Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Dean R. Whitehill
Name:	Dean R. Whitehill
Title:	Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ R.H. Boese
Name:	R.H. Boese
Title:	Managing Director

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

FIRST HORIZON BANK, A DIVISION OF
FIRST TENNESSEE BANK, N.A.

By:	/s/ J. Jordan O’Neill, III
Name:	J. Jordan O’Neill, III
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Bruce Ferguson
Name:	Bruce Ferguson
Title:	Managing Director

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

DEUTSCHE BANK AG CANADA BRANCH

By:	/s/ David Gynn
Name:	David Gynn
Title:	Chief Financial Officer

DEUTSCHE BANK AG CANADA BRANCH

By:	/s/ Robert Johnston
Name:	Robert Johnston
Title:	Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.
(CANADA BRANCH)

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

CITIBANK, N.A. CANADIAN BRANCH

By:	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorised Signer

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

SOCIÉTÉ GÉNÉRALE (CANADA)

By:	/s/ David Baldoni
Name:	David Baldoni
Title:	Managing Director
Head of Corporate Credit Group

By:	/s/ Paul Primavesi
Name:	Paul Primavesi
Title:	Vice-president
Corporate Credit Group

[Signature Page to Amendment No. 1 to the

Host Marriott Amended and Restated Credit Agreement]

Exhibit A

Schedule 8.18

Certain Labor Matters

Note: The information contained on this Schedule qualifies the representation and warranty set forth in Section 8.18 of the Credit Agreement for limited purpose of any representations or warranties that are required to be made in connection with a borrowing under the Credit Agreement for the purpose of consummating the Starwood Acquisition on the Initial Starwood Acquisition Closing Date and such qualification shall be applicable only if after giving effect to the Starwood Acquisition no more than 20% of total domestic revenues of the U.S. Borrower and its Subsidiaries are derived from hotels employing (or managers thereof employing) union labor.

UNITE HERE, a major hotel labor union, is seeking to renegotiate union contracts that have expired or are due to expire during 2006. Such expiration dates currently vary by geographic location, and it is expected that UNITE HERE will, in the process of seeking enhanced union rights and other concessions, seek to cause the replacement contracts in all cities to have generally concurrent expiration dates. The San Francisco contract expired in 2004 and has not been replaced to date. Such expiration has resulted in a series of strikes and lockouts in the San Francisco market. With contract expirations due to occur during 2006 in major markets such as New York, Hawaii, Chicago, Toronto, Boston and Los Angeles, it is expected that the labor unrest evident in the San Francisco market will affect such other markets during 2006 until such time as replacement labor contracts are successfully negotiated. The Borrower can provide no assurances as to the length of time that will be required to complete such negotiations. The foregoing matters are not reasonably likely to have a material adverse effect on the ability of the U.S. Borrower to comply with the financial covenants contained in Sections 9.01 through 9.04 of the Credit Agreement.

Exhibit B

Amendment to Section 18(a) of the Pledge Agreement:

The last sentence of Section 18(a) is amended and restated in its entirety to read as follows:

“As used in this Agreement, “Termination Date” shall mean the earliest of:

(i) the later of (X) the date upon which the Total Revolving Loan Commitment has been terminated, and all Credit Document Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) have been indefeasibly paid in full (provided the terms of the Secured Hedging Agreements and the other Secured Debt Agreements do not otherwise prohibit the termination hereof), and (Y) the date on which all commitments to make Bridge Loans under the Bridge Loan Agreement have been terminated, and all Bridge Loan Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) have been indefeasibly paid in full,

(ii) the Collateral Release Date as defined in Section 10.15(d) of the Credit Agreement (but subject to any deferral requested by the U.S. Borrower pursuant to the last sentence of said Section 10.15(d) and the applicable provisions hereof; provided that such Collateral Release Date may not occur prior to the date set for in clause (i)(Y) above),

(iii) the date upon which the Collateral Agent releases the Collateral in accordance with Section 14.20 of the Credit Agreement and the similar provision of the Bridge Loan Agreement, and

(iv) the date upon which the Credit Documents and the Bridge Loan Documents are amended to release all Collateral subject to this Agreement.”

[Amendment to Section 4(a) of Annex G to the Pledge Agreement]

As used herein, the term “Required Secured Creditors” shall mean (i) at all times prior to the occurrence of the Termination Date (as defined in the Pledge Agreement), the holders of at least a majority of the then outstanding Applicable Credit Document Obligations and (ii) at all times after the Applicable Credit Termination Date, the holders of at least a majority of the then outstanding Obligations entitled to be secured hereby; provided, however, that if the pledge in favor of the Lenders shall be recreated under Section 10.15 of the Credit Agreement, the provisions of clause (i) shall apply notwithstanding there shall be a period when clause (ii) shall have applied. Notwithstanding anything to the contrary contained in clause (i) or (ii) of the immediately preceding sentence, if at any time the principal of any Obligations secured hereby has been accelerated, or the final maturity date with respect to any such principal

Obligations has occurred, and as a result thereof one or more payment Events of Default (where the aggregate principal amount of such Obligations accelerated or not paid at final maturity equals or exceeds $50,000,000), which payment Events of Default shall have continued in existence for at least 60 consecutive days after the date of such acceleration or final maturity, and the Required Secured Creditors (or the Representative thereof) at such time (determined without regard to this sentence) have not directed the Pledgee to commence enforcement proceedings pursuant to the Pledge Agreement, then so long as such payment Event of Default is continuing the Secured Creditors (or the Representative thereof) holding at least a majority of the outstanding Obligations secured hereby subject to such payment Event of Default shall constitute the Required Secured Creditors for purposes of causing the Pledgee to commence enforcement proceedings pursuant to the Pledge Agreement, provided that in such event the Secured Creditors who would constitute the Required Secured Creditors in the absence of this sentence shall have the right to direct the manner and method of enforcement so long as such directions do not materially delay or impair the taking of enforcement action.

The term “Applicable Credit Document Obligations” means, so long as the Bridge Loans remain outstanding and exceed the Credit Document Obligations, the Bridge Loan Obligations, and at all other times the Credit Document Obligations. The term “Applicable Credit Termination Date” shall mean the later of the dates set forth in clause (i) of the definition of the term “Termination Date”.